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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 17, 1998


Commission          Registrant, State of Incorporation,       IRS Employer
File Number            Address, and Telephone Number       Identification No.
-----------         -----------------------------------    ------------------
  1-10568                    LG&E ENERGY CORP.                 61-1174555
                         (A Kentucky Corporation)
                           220 West Main Street
                              P.O. Box 32030
                           Louisville, Ky. 40232
                              (502) 627-2000

  2-26720           LOUISVILLE GAS AND ELECTRIC COMPANY        61-0264150
                         (A Kentucky Corporation)
                           220 West Main Street
                              P.O. Box 32010
                          Louisville, Ky. 40232
                              (502) 627-2000

  1-3464                KENTUCKY UTILITIES COMPANY             61-0247570
                   (A Kentucky and Virginia Corporation)
                            One Quality Street
                      Lexington, Kentucky 40507-1428
                              (606) 255-2100

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ITEM 5.   OTHER EVENTS

On December 18, 1998, LG&E Energy Corp. noted the recent decision of the Kentucky Supreme Court regarding the environmental cost recovery mechanism allowing its subsidiaries, Kentucky Utilities Company and Louisville Gas and Electric Company, to recover certain costs associated with environmental compliance and requiring certain refunds.

A news release of LG&E Energy describing the above matter is filed with this report as Exhibit 99.01 and is incorporated herein by reference.

ITEM 7(c).          EXHIBITS FILED

99.01               News Release dated December 18, 1998

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LG&E ENERGY CORP.

Dated:  December 21, 1998              BY: /s/ John R. McCall
                                           ---------------------------------
                                           Executive Vice President,
                                           General Counsel and
                                           Corporate Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LOUISVILLE GAS AND ELECTRIC COMPANY

Dated:  December 21, 1998              BY: /s/ John R. McCall
                                           ----------------------------------
                                           Executive Vice President,
                                           General Counsel and
                                           Corporate Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KENTUCKY UTILITIES COMPANY

Dated:  December 21, 1998              BY: /s/ John R. McCall
                                           ----------------------------------
                                           Executive Vice President,
                                           General Counsel and
                                           Corporate Secretary

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                                   EXHIBIT INDEX

                                 LG&E ENERGY CORP.
                        LOUISVILLE GAS AND ELECTRIC COMPANY
                             KENTUCKY UTILITIES COMPANY

                             Current Report on Form 8-K
                              Dated December 17, 1998

                                      EXHIBITS

EXHIBIT NO.         DESCRIPTION
-----------         -----------
99.01               News Release dated December 18, 1998

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